Property and Equipment, Net (Tables)	6 Months Ended
Jun. 30, 2020
Property, Plant and Equipment [Abstract]
Property and Equipment, Net
Property and equipment, net consisted of the following (in thousands):

	June 30, 2020	December 31, 2019
Lab equipment	$19,436	$18,214
Office equipment	2,222	2,211
Furniture and fixtures	1,213	1,301
Leasehold improvements	9,624	10,316
Assets under construction	8,834	4,687
Less: accumulated depreciation	(10,375)	(8,565)
Total property and equipment, net	$30,954	$28,164